CENTURY

Bond Portfolios – Service Shares

Intermediate Government Bond

Intermediate Bond II

Total Return II

GNMA Portfolio

AMT-Free Municipal Bond

Prospectus

These Bond Portfolios are portfolios of BlackRock Funds SM managed by BlackRock Advisors, LLC (BlackRock) and are available to Century investors.

JANUARY 31, 2006, as supplemented October 2, 2006

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Supplemental Instructions for Century Investors

These Bond Portfolios are being offered through Century and its affiliated and correspondent banks.

Century investors who wish to purchase shares of the Bond Portfolios as described in the attached prospectus may do so through Century.

To purchase and redeem shares, please contact your Century representative at 781-393-4158.

Table of

How to Find the

Information You Need

About BlackRock Funds

This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund’s investment adviser is BlackRock Advisors, Inc. (BlackRock).

This Prospectus contains information on 5 of the BlackRock Bond funds. The Prospectus has been organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

Effective October 2, 2006, the names of certain funds have been changed as follows:

Previous Name	New Name
Intermediate Bond Portfolio	Intermediate Bond Portfolio II

Core Bond Total Return Portfolio	Total Return Portfolio II

Tax-Free Income Portfolio	AMT-Free Municipal Bond Portfolio

BlackRock

Intermediate Government Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Investment Goal

The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Government Index (the benchmark). The fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the fund’s dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Lehman Brothers Intermediate Government Index: An unmanaged index comprised of U.S. Government Securities issues from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

obligation to pay one type of interest with another party for that other party’s obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below recent historical average rates. This decline may have increased the risk that these rates will rise in the future.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Service Shares. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Lehman Brothers Intermediate Government Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals, including Century, that provide support services to their customers who own shares of the Fund.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Intermediate Govt. Bond
Return Before Taxes	1.19%	1.72%	4.40%	5.10%	04/20/92
Return After Taxes on Distributions	0.23%	0.52%	2.83%	3.15%
Return After Taxes on Distributions and Sale of Shares	0.77%	0.79%	2.82%	3.14%
LB Intermediate Govt. (Reflects no deduction for fees, expenses or taxes)	1.69%	2.10%	4.82%	5.50%	N/A
*	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.50%
Interest expense[1]		– –
Other expenses		.51%
Service fees	.25%
Other	.26%
Total annual fund operating expenses		1.01%
Fee waivers and expense reimbursements*		.11%
Net expenses*		.90%
*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to .90% (excluding interest expense) of average daily net assets until February 1, 2007. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.
[1]	The fund periodically engages in certain transactions which generate interest expense. For the year ended September 30, 2005 the interest expense on the fund for such transactions was less than .01%.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$92	$311	$547	$1,226

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.

Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock’s fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock’s fixed income team since 1991.

Mr. Amero and Mr. Anderson have been members of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the fund since 1995, Mr. Anderson since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later, and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Intermediate Government Bond Portfolio

	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$10.44	$10.62	$10.81	$10.55	$9.91

Income from investment operations
Net investment income[2]	0.36 [3]	0.35 [3]	0.45 [4]	0.52 [4]	0.58
Net gain (loss) on investments (both realized and unrealized)[2]	(0.25)	(0.17)	(0.16)[4]	0.25 [4]	0.63

Total from investment operations	0.11	0.18	0.29	0.77	1.21

Less distributions
Distributions from net investment income	(0.24)	(0.36)	(0.48)	(0.51)	(0.57)
Distribution from capital	(0.07)	– –	– –	– –	– –
Distributions from net realized gains	(0.05)	– –	– –	– –	– –

Total distributions	(0.36)	(0.36)	(0.48)	(0.51)	(0.57)

Net asset value at end of period	$10.19	$10.44	$10.62	$10.81	$10.55

Total return	1.08%	1.71%	2.79%	7.56%	12.56%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$842	$1,235	$1,447	$2,007	$32,336
Ratios of expenses to average net assets
Net expenses	0.90%	0.86%	0.90%	0.91%	1.56%
Net expenses (excluding interest expense)	0.90%	0.86%	0.90%	0.90%	0.90%
Total expenses	1.14%	1.08%	1.15%	1.12%	1.78%
Ratios of net investment income to average net assets
After advisory/administration fee waivers[2]	3.48%	3.38%	4.22%[4]	5.34%[4]	5.66%[4]
Before advisory/administration fee waivers[2]	3.24%	3.16%	3.97%[4]	5.12%[4]	5.44%[4]
Portfolio turnover rate	194%	200%	143%	183%	157%
[1]	Audited by other auditors.
[2]	The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income or expense, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.
[3]	Calculated using the average shares outstanding method.
[4]	Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note C to the BlackRock Taxable Bond Portfolios Annual Report for the fiscal year ended September 30, 2005, for full explanations of such reclassifications.

BlackRock

Intermediate Bond Portfolio II

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Investment Goal

The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Government/Credit Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the fund’s dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party’s obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Intermediate Government/Credit Index: An unmanaged index comprised of U.S. Government securities or an investment grade credit securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage.

The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Service Shares. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Lehman Brothers Intermediate Government/Credit Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals, including Century, that provide support services to their customers who own shares of the Fund.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Intermediate Bond II
Return Before Taxes	1.17%	2.67%	5.21%	5.50%	09/17/93
Return After Taxes on Distributions	-0.07%	1.17%	3.32%	3.29%
Return After Taxes on Distributions and Sale of Shares	0.76%	1.48%	3.36%	3.34%
LB Intermediate Govt./Cred. (Reflects no deduction for fees, expenses or taxes)	1.58%	2.97%	5.50%	5.80%	N/A
*	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.50%
Other expenses		.71%
Service fees	.25%
Other	.46%
Total annual fund operating expenses		1.21%
Fee waivers and expense reimbursements*		.31%
Net expenses*		.90%
*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to .90% of average daily net assets until February 1, 2007. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Service Shares	$92	$353	$635	$1,438

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.

Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock’s fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock’s fixed income team since 1991.

Mr. Amero and Mr. Anderson have been members of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the fund since 1995, Mr. Anderson since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later, and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Intermediate Bond Portfolio II

	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$9.57	$9.89	$9.81	$9.71	$9.13

Income from investment operations
Net investment income[2]	0.31 [3]	0.31 [3]	0.44 [4]	0.52	0.53
Net gain (loss) on investments (both realized and unrealized)[2]	(0.19)	(0.10)	0.14 [4]	0.18	0.60

Total from investment operations	0.12	0.21	0.58	0.70	1.13

Less distributions
Distributions from net investment income	(0.28)	(0.31)	(0.48)	(0.50)	(0.55)
Distributions from net realized gains	(0.08)	(0.22)	(0.02)	(0.10)	– –

Total distributions	(0.36)	(0.53)	(0.50)	(0.60)	(0.55)

Net asset value at end of period	$9.33	$9.57	$9.89	$9.81	$9.71

Total return	1.30%	2.26%	6.08%	7.50%	12.77%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$94,557	$84,013	$56,632	$35,198	$35,351
Ratios of expenses to average net assets
Net expenses	0.86%	0.89%	0.89%	0.94%	1.21%
Net expenses (excluding interest expense)	0.86%	0.89%	0.89%	0.90%	0.90%
Total expenses	1.08%	1.10%	1.11%	1.15%	1.41%
Ratios of net investment income to average net assets
After advisory/administration fee waivers[2]	3.34%	3.23%	4.44%[4]	5.36%[4]	5.70%[3]
Before advisory/administration fee waivers[2]	3.12%	3.02%	4.22%[4]	5.15%[4]	5.49%[3]
Portfolio turnover rate	194%	216%	220%	239%	250%

[1]	Audited by other auditors.
[2]	The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income or expense, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.
[3]	Calculated using the average shares outstanding method.
[4]	Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note C to the BlackRock Taxable Bond Portfolios Annual Report for the fiscal year ended September 30, 2005, for full explanations of such reclassifications.

BlackRock

Total Return Portfolio II

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and de-bentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Goal

The fund seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or

IMPORTANT DEFINITIONS

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody’s, Standard & Poor’s or Fitch.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investments, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Service Shares. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Lehman Brothers U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

The performance for the period before Service Shares were launched in January 1996 is based upon performance for Institutional Shares of the fund, which were first issued in December 1992. The actual return of Service Shares would have been lower than shown for the period before they were launched because Service Shares have higher expenses than Institutional Shares. Service Shares of the fund are expected to have expenses of .71% of average daily net assets (after waivers and reimbursements and excluding interest expense) for the current fiscal year and Institutional Shares of the fund are expected to have expenses of .43% of average daily net assets (after waivers and reimbursements and excluding interest expense) for the current fiscal year.

As of 12/31

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Total Return II
Return Before Taxes	2.10%	3.40%	5.46%	5.76%	12/09/92
Return After Taxes on Distributions	0.58%	1.73%	3.40%	3.33%
Return After Taxes on Distributions and Sale of Shares	1.42%	1.97%	3.45%	3.40%
Lehman Brothers U.S. Aggregate (Reflects no deduction for fees, expenses or taxes)	2.43%	3.62%	5.87%	6.16%	N/A
*	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals, including Century, that provide support services to their customers who own shares of the Fund.

their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.46%
Other expenses		.43%
Service fees	.25%
Other	.18%
Total annual fund operating expenses		.89%
Fee waivers and expense reimbursements*		.04%
Net expenses*		.85%
*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to .85% of average daily net assets until February 1, 2007. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be .71%. These voluntary waivers may be terminated at any time. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$87	$280	$489	$1,092

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.

Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock’s fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock’s fixed income team since 1991.

Mr. Anderson and Mr. Amero have been members of the team managing the fund since 1992 and Mr. Marra and Mr. Phillips since 2006. Mr. Anderson has been a portfolio co-manager of the fund since 1997, Mr. Amero since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later, and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Total Return Portfolio II

	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$9.74	$10.01	$9.99	$9.98	$9.36

Income from investment operations
Net investment income[2]	0.36 [3]	0.36 [3]	0.42	0.52[4]	0.54
Net gain (loss) on investments (both realized and unrealized)[2]	(0.11)	(0.04)	0.16	0.15[4]	0.62

Total from investment operations	0.25	0.32	0.58	0.67	1.16

Less distributions
Distributions from net investment income	(0.35)	(0.34)	(0.51)	(0.54)	(0.54)
Distributions from net realized gains	(0.02)	(0.25)	(0.05)	(0.12)	– –

Total distributions	(0.37)	(0.59)	(0.56)	(0.66)	(0.54)

Net asset value at end of period	$9.62	$9.74	$10.01	$9.99	$9.98

Total return	2.54%	3.38%	5.98%	6.94%	12.71%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$158,200	$152,085	$139,499	$115,774	$112,748
Ratios of expenses to average net assets
Net expenses	0.81%	0.84%	0.85%	0.91%	0.91%
Net expenses (excluding interest expense)	0.81%	0.84%	0.85%	0.85%	0.85%
Total expenses	1.03%	1.05%	1.08%	1.13%	1.13%
Ratios of net investment income to average net assets
After advisory/administration fee waivers[2]	3.73%	3.69%	4.09%[4]	5.07%[4]	5.56%[4]
Before advisory/administration fee waivers[2]	3.51%	3.48%	3.86%[4]	4.85%[4]	5.34%[4]
Portfolio turnover rate	351%	360%	659%[5]	359%	304%

[1]	Audited by other auditors.
[2]	The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income or expense, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.
[3]	Calculated using the average shares outstanding method.
[4]	Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note C to the BlackRock Taxable Bond Portfolios Annual Report for the fiscal year ended September 30, 2005, for full explanations of such reclassification.
[5]	Includes dollar roll transactions, excluding these transactions portfolio turnover would have been 257%.

BlackRock

GNMA Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

GNMA Securities: Securities issued and guaranteed by the Government National Mortgage Association (GNMA). These securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors.

Lehman Brothers GNMA MBS Index: An unmanaged index comprised of mortgage-backed pass through securities of the Government National Mortgage Association (GNMA).

Investment Goal

The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its assets in GNMA securities. GNMA securities are backed by the full faith and credit of the United States and are supported by the right of GNMA to borrow funds from the U.S. Treasury and to make payments under its guarantee.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the Lehman Brothers GNMA MBS Index (the benchmark).

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund’s portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party’s obligation to pay or its right to receive another type

IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and prepayment risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

In addition to GNMA securities, the fund also makes investments in other residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Service Shares. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Lehman Brothers GNMA MBS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals, including Century, that provide support services to their customers who own shares of the Fund.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	Since Inception	Inception Date[1]
GNMA
Return Before Taxes	2.26%	2.85%	5.29%	5.50%	05/18/98
Return After Taxes on Distributions	0.63%	1.08%	3.10%	3.19%
Return After Taxes on Distributions and Sale of Shares	1.46%	1.40%	3.19%	3.27%
Lehman Brothers GNMA MBS Index (Reflects no deduction for fees, expenses or taxes)	3.20%	3.47%	5.44%	5.82%	N/A
*	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.55%
Interest expense[1]		– –
Other expenses		.53%
Service fees	.25%
Other	.28%
Total annual fund operating expenses		1.08%
Fee waivers and expense reimbursements*		.18%
Net expenses*		.90%
*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to .90% (excluding interest expense) of average daily net assets until February 1, 2007. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be .79% (excluding interest expense). These voluntary waivers may be terminated at any time. See the “Management” section for a discussion of these waivers and reimbursements.
[1]	The fund periodically engages in certain investment transactions which generate interest expense for the year ended 9/30/05 the interest expense on the fund to such transactions was less than .01%.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$92	$326	$578	$1,301

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew J. Phillips, Managing Director of BFM since 1999, and Eric Pellicciaro, Managing Director of BFM since 2005.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities.

Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. Mr. Pellicciaro’s primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

Mr. Phillips has been a member of the team managing the fund since 1998 and Mr. Pellicciaro since 1999. Mr. Phillips has been a portfolio co-manager of the fund since 1999 and Mr. Pellicciaro since April 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the period indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later, and for the reclassification noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassification noted in the table below). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

GNMA Portfolio

	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$9.87	$10.01	$10.23	$10.29	$9.72

Income from investment operations
Net investment income[2]	0.39 [3]	0.44 [3]	0.50 [4]	0.56 [4]	0.60 [4]
Net gain (loss) on investments (both realized and unrealized)[2]	(0.19)	(0.08)	(0.14)[4]	0.19 [4]	0.57 [4]

Total from investment operations	0.20	0.36	0.36	0.75	1.17

Less distributions
Distributions from net investment income	(0.38)	(0.50)	(0.58)	(0.60)	(0.60)
Distributions from net realized gains	– –	– –	– –	(0.21)	– –

Total distributions	(0.38)	(0.50)	(0.58)	(0.81)	(0.60)

Net asset value at end of period	$9.69	$9.87	$10.01	$10.23	$10.29

Total return	2.02%	3.67%	3.58%	7.61%	12.38%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$8,129	$2,271	$1,554	$1,069	$224
Ratios of expenses to average net assets
Net expenses	0.86%	0.94%	0.93%	1.14%	1.59%
Net expenses (excluding interest expense)	0.86%	0.89%	0.90%	0.90%	0.90%
Total expenses	1.23%	1.25%	1.25%	1.44%	1.92%
Ratios of net investment income to average net assets
After advisory/administration fee waivers[2]	3.97%	4.45%	4.70%[4]	5.37%[4]	5.97%[4]
Before advisory/administration fee waivers[2]	3.60%	4.13%	4.39%[4]	5.07%[4]	5.65%[4]
Portfolio turnover rate	521%	228%	1,365%[5]	401%	773%

[1]	Audited by other auditors.
[2]	The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income or expense, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.
[3]	Calculated using the average shares outstanding method.
[4]	Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note B to the BlackRock Taxable Bond Portfolios Annual Report for the fiscal year ended September 30, 2005, for full explanations of such reclassifications.
[5]	Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 268%.

BlackRock

AMT-Free Municipal Bond Portfolio

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.

High Yield Bonds: Sometimes referred to as “junk bonds”, these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Investment Goal:

The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies:

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax, including the Federal Alternative Minimum Tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds from a diverse range of issuers. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax, and securities which are subject to Federal income tax including the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund intends to invest so that no more than 25% of its assets are represented by the municipal securities of issuers located in the same state.

The fund manager evaluates sectors of the municipal market and individual bonds within those sectors.

The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security’s rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to Federal income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

IMPORTANT DEFINITIONS

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund manager may, when consistent with the fund’s investment goal buy or sell options or futures on a security or an index of securities, or tender option bonds, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party’s obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund. The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund’s assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund’s other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may, from time to time, invest up to 25% of its assets in securities whose issuers are located in a single state. These investments would make the fund more dependent upon the political and economic circumstances of that state than a mutual fund that invests more broadly.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund manager will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Service Shares. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals, including Century, that provide support services to their customers who own shares of the Fund.

As of 12/31/04

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
AMT-Free Municipal Bond
Return Before Taxes	1.73%	3.15%	3.92%	4.64%	05/14/90
Return After Taxes on Distributions	1.73%	3.15%	3.91%	4.61%
Return After Taxes on Distributions and Sale of Shares	2.50%	3.31%	4.00%	4.62%
Lehman Brothers Municipal Bond (Reflects no deduction for fees, expenses or taxes)	3.52%	4.43%	5.59%	5.72%	N/A
*	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.50%
Other expenses		.82%
Service fees	.25%
Other	.57%
Total annual fund operating expenses		1.32%
Fee waivers and expense reimbursements*		.42%
Net expenses*		.90%
*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to .90% of average daily net assets until February 1, 2007. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5%

total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$92	$377	$683	$1,554

Fund Management

The fund management team is led by Walter O’Connor, Managing Director of BlackRock since 2006. Mr. O’Connor was a Managing Director of Merrill Lynch Investment Managers (MLIM) from 2003 to 2006, a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2003, and a Vice President of MLIM from 1993 to 2000. Mr. O’Connor has been managing the fund since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund manager’s compensation, other accounts managed by the fund manager, and the fund manager’s ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later, and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

AMT-Free Municipal Bond Portfolio

	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$11.10	$11.21	$11.38	$11.38	$10.92

Income from investment operations
Net investment income[2]	0.44 [3]	0.45 [3]	0.49	0.55 [4]	0.54
Net gain (loss) on investments (both realized and unrealized)[2]	(0.12)	(0.10)	(0.16)	(0.02)[4]	0.47

Total from investment operations	0.32	0.35	0.33	0.53	1.01

Less distributions
Distributions from net investment income	(0.43)	(0.46)	(0.50)	(0.53)	(0.55)

Total distributions	(0.43)	(0.46)	(0.50)	(0.53)	(0.55)

Net asset value at end of period	$10.99	$11.10	$11.21	$11.38	$11.38

Total return	2.91%	3.16%	2.99%	4.77%	9.49%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$2,312	$2,702	$2,971	$3,103	$3,651
Ratios of expenses to average net assets
Net expenses	0.86%	0.86%	0.90%	0.90%	0.90%
Total expenses	1.08%	1.08%	1.13%	1.11%	1.11%
Ratios of net investment income to average net assets
After advisory/administration fee waivers[2]	3.99%	4.09%	4.46%	4.81%[4]	4.77%
Before advisory/administration fee waivers[2]	3.77%	3.87%	4.23%	4.60%[4]	4.55%
Portfolio turnover rate	91%	73%	76%	47%	38%

[1]	Audited by other auditors.
[2]	The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income or expense, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.
[3]	Calculated using the average shares outstanding method.
[4]	Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note C to the BlackRock Tax-Free Bond Portfolios Annual Report for the fiscal year ended September 30, 2005, for full explanations of such reclassifications.

About Your Investment

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10.

To purchase shares, contact your Century representative at (781) 393-4158. Purchase orders received by the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open.

Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price of your shares depends on the time that your order is received.

Each fund’s assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund’s Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock’s judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund’s NAV. As a result, a fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Paying for Shares

Payment for Service Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the respective fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver’s license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Service Shares is $5,000; however, institutions may set a higher minimum for their customers. There is no minimum requirement for later investments. The Fund does not accept third party checks as payment for shares.

The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any fund at any time for any reason.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders. The Fund does not make distribution payments under the Plan with respect to Service Shares.

Under the Plan, the Fund pays shareholder servicing fees to Century whereby Century provides support services to its customers who own Service Shares in return for these fees. The Fund may pay a shareholder servicing fee to Century of up to .25% per year of the average daily net asset value of Service Shares of a fund. All Service Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Century may provide one or more of the following services to its customers who own Service Shares:

(1)	Responding to customer questions on the services performed by Century and investments in Service Shares;
(2)	Assisting customers in choosing and changing dividend options, account designations and addresses; and
(3)	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund’s shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information on the Plan including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to Century pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations, including Century, pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, BlackRock Distributors, Inc. (the Distributor) and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations, including Century, for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact Century for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

Customers of Century may redeem Service Shares in accordance with the procedures applicable to their accounts. Customers may redeem shares by contacting their Century representative at (781) 393-4158. Century is responsible for transmitting redemption orders and crediting its customers’ accounts with redemption proceeds on a timely basis.

Shares are redeemed at the NAV per share next determined after receipt of the redemption order minus any applicable redemption fee. See “Market Timing and Redemption Fees”. Century, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Century and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern Time) on a business day is normally made in Federal funds wired on the next business day, provided that the funds’ custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern Time) or on a day when the funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds’ custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Fund, although Century may charge for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from Century. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. The Fund is not responsible for the efficiency of the Federal wire system. Century may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as “market timing.” The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund’s investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund’s performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund’s portfolio securities and the determination of the fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “What Price Per Share Will You Pay?” above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Each of the Fund’s High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund’s Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified retirement plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

The Fund's Rights

The Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions, described in the Investment Company Act,
■	Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section “Selling Shares” above,
■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder’s account in any fund at any time if the net asset value of the account in such fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Management

BlackRock Funds’ adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly- owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $464 billion of assets under management as of June 30, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States, and Merrill Lynch & Co., Inc.

BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the funds.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2005, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

Intermediate Government Bond	.36%
Intermediate Bond II	.28%
Total Return II	.25%
GNMA	.20%
AMT-Free Municipal Bond	.28%

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

	Each Fund Except GNMA	GNMA
AVG DAILY NET ASSETS	INVESTMENT ADVISORY FEE	INVESTMENT ADVISORY FEE
First $1 billion	.500%	.550%
$1 billion— $2 billion	.450%	.500%
$2-billion— $3 billion	.425%	.475%
greater than $3 billion	.400%	.450%

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund’s investment advisory contracts is available in the Fund’s semi-annual report to shareholders.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding interest expense, taxes, brokerage commissions and extraordinary expenses, if any) of each share class of each fund at the levels shown in each fund’s expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund’s investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Dividends and Distributions

Black Rock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a fund are paid within 10 days after the end of each month. The Fund’s Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund’s Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of a fund’s “net capital gain” will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, and net short-term capital gains, will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

The AMT-Free Municipal Bond Portfolio intends to pay most of its dividends as exempt-interest dividends, which means such dividends are exempt from regular Federal income tax. However, the fund may generally invest up to 20% of its assets in non-municipal securities, the interest on which will be subject to Federal income tax. In addition, a certain portion of the dividends distributed by the fund may be subject to the Federal Alternative Minimum Tax. The state or municipality where you live may not charge you state and local taxes on dividends paid with respect to interest on obligations of such state or municipality. Otherwise, these dividends will generally be subject to state and local taxes.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

If more than half of the total asset value of a fund is invested in non-U.S. securities, the fund may elect to “pass through” to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Blackrock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

For more information:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds’ investments. The annual report describes the funds’ performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds’ performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated October 2, 2006, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Portfolio Characteristics and Holdings

A description of the Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-CT-BD 1006